Exhibit 10.41
THIRD AMENDED AND RESTATED INDEMNITY
AGREEMENT REGARDING HAZARDOUS MATERIALS
THIS THIRD AMENDED AND RESTATED INDEMNITY AGREEMENT REGARDING HAZARDOUS MATERIALS (this “Agreement”), is made as of this 27th day of April, 2018, by CARTER VALIDUS OPERATING PARTNERSHIP II, LP, a Delaware limited partnership (“Borrower”), CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation (“REIT”), EACH OF THE ENTITIES IDENTIFIED AS “INITIAL SUBSIDIARY GUARANTORS” ON THE SIGNATURE PAGES OF THIS AGREEMENT (the “Initial Subsidiary Guarantors”) and EACH ADDITIONAL GUARANTOR (AS DEFINED IN THE CREDIT AGREEMENT [HEREINAFTER DEFINED]) THAT MAY HEREAFTER BECOME A PARTY TO THIS AGREEMENT (REIT, Initial Subsidiary Guarantors and such Additional Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”) for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), as administrative agent for itself and such other lenders which may now or hereafter become parties to the “Credit Agreement” (KeyBank in its capacity as administrative agent is hereinafter referred to as “Agent”, and KeyBank, for itself, and such other lenders are hereinafter referred to collectively as the “Lenders”).
W I T N E S S E T H:
WHEREAS, the Initial Subsidiary Guarantors and Additional Guarantors are the owners or ground lessees with respect to “Pool Properties” (as such term is defined in the Credit Agreement) and the “Land” shall include the real property owned or ground leased by the Initial Subsidiary Guarantors and Additional Guarantors that are Pool Properties (the Land, together with all improvements now or hereafter located in, on or under the Land, collectively, the “Property”);
WHEREAS, Borrower, KeyBank, the other lending institutions from time to time party thereto, and Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of December 22, 2015, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Amendment to Other Loan Documents dated as of September 30, 2016 and that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of October 6, 2017 (as the same may have from time to time been amended, modified, supplemented or varied, the “Existing Credit Agreement”);
WHEREAS, Borrower, KeyBank and Lenders have agreed to enter into that certain Third Amended and Restated Credit Agreement dated as of even date herewith (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified, amended or restated from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to provide to Borrower a revolving credit and term loan facility in the aggregate amount of up to $700,000,000.00 pursuant to the terms and conditions therein, which facility may be increased to up to $1,000,000,000.00 pursuant to Section 2.11 of the Credit Agreement (the “Loan”), and which Loan is evidenced by, among other things, those certain Amended and Restated Revolving Credit Notes made by Borrower to the order of Revolving Credit Lenders in the aggregate principal face amount of $450,000,000.00, those certain Amended and Restated Term Loan A Notes made by Borrower to the order of the Term Loan Lenders in the aggregate principal face amount of $250,000,000.00, and that certain Amended and Restated Swing Loan Note made by Borrower to the order of KeyBank in the principal face amount of $30,000,000.00 (together with all amendments, modifications, replacements, consolidations, increases, supplements and extensions thereof, collectively, the “Note”) and secured by, among other things, pledges of the Equity Interests of the Additional Guarantors owned by Borrower (collectively, the “Pledges”);
WHEREAS, Guarantors have executed and delivered to Agent and the Lenders that certain Third Amended and Restated Unconditional Guaranty of Payment and Performance dated as of even date herewith;
WHEREAS, as a condition to execution of the Credit Agreement, Lenders require Borrower and Guarantors to provide certain indemnities concerning Hazardous Substances (as hereinafter defined) presently upon, in or under the Property, or hereafter placed or otherwise located thereon or therein;
WHEREAS, to induce Lenders to make the Loan, Borrower and Guarantors agreed to provide this Agreement for Lenders’ and Agent’s benefit.
NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lenders and Agent, by their acceptance of delivery hereof, and Borrower and the Guarantors hereby agree as follows:
1.Definitions. Capitalized terms that are used herein that are not otherwise defined herein shall have the meanings set forth in the Credit Agreement. It is acknowledged and agreed that the Pledges shall include any Pledge delivered after the date hereof and any amendment to any Pledge, and the “Land” shall include the real property owned by the Additional Guarantors that are Pool Properties. The following definitions shall apply for purposes of this Agreement:
(a)    “Environmental Law” shall mean any agreement or restriction pertaining to any Mold Condition or any federal, state or local statute, regulation, ordinance, code, rule, regulation or rule of common law or any judicial or administrative decree or decision, whether now existing or hereinafter enacted, promulgated or issued, with respect to any Hazardous Substances, Mold, drinking water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, waste emissions or wells. Without limiting the generality of the foregoing, the term shall encompass each of the following statutes and their state and local equivalents, and regulations promulgated thereunder, and amendments and successors to such statutes and regulations, as are applicable and as may be enacted and promulgated from time to time: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 U.S.C.; 33 U.S.C.; 42 U.S.C. and 42 U.S.C. §9601 et seq.); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.); (iii) the Hazardous Materials Transportation Act (49 U.S.C. §1801 et seq.); (iv) the Toxic Substances Control Act (15 U.S.C. §2061 et seq.); (v) the Clean Water Act (33 U.S.C. §1251 et seq.); (vi) the Clean Air Act (42 U.S.C. §7401 et seq.); (vii) the Safe Drinking Water Act (21 U.S.C. §349; 42 U.S.C. §201 and §300f et seq.); (viii) the National Environmental Policy Act of 1969 (42 U.S.C. §4321); (ix) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.); and (x) Title III of the Superfund Amendment and Reauthorization Act (40 U.S.C. §1101 et seq.).
(b)    “Hazardous Substances” shall mean each and every element, compound, chemical mixture, contaminant, pollutant, toxic substances, oil, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law. Without limiting the generality of the foregoing, the term shall mean and include:
(i)    “hazardous substances” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendment and Reauthorization Act of 1986, or Title III of the Superfund Amendment and Reauthorization Act, each as amended, and regulations promulgated thereunder;
(ii)    “hazardous waste” and “regulated substances” as defined in the Resource Conservation and Recovery Act of 1976, as amended, and regulations promulgated thereunder;
(iii)    “hazardous materials” as defined in the Hazardous Materials Transportation Act, as amended, and regulations promulgated thereunder; and
(iv)    “chemical substance or mixture” as defined in the Toxic Substances Control Act, as amended, and regulations promulgated thereunder.
(c)    “Indemnified Parties” shall mean each of Lenders, Agent, their respective parent, subsidiaries and affiliates, each of their respective shareholders, directors, officers, employees and agents and the successors and assigns of any of them; and “Indemnified Party” shall mean any one of the Indemnified Parties.
(d)    “Mold” shall mean surficial or airborne microbial constituents, regardless of genus, species, or whether commonly referred to as mildew, mold, mold spores, fungi, bacteria or similar description.
(e)    “Mold Condition” shall mean the growth or existence of Mold, in such condition, location or quantity as would, individually or in the aggregate, pursuant to applicable Environmental Law or commercially reasonable industry standards, have a material adverse effect on (i) human health or the environment, or (ii) the value or condition of the Property.
(f)    “Release” shall mean any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, or discarding, burying, abandoning, or disposing into the environment.
(g)    “Threat of Release” shall mean a substantial likelihood of a Release which requires, pursuant to Environmental Law, action to prevent or mitigate damage to the environment which may result from such Release.
2.    Indemnity Agreement. Borrower and Guarantors, each jointly and severally, covenant and agree, at their sole cost and expense, to indemnify, defend (at trial and appellate levels and with attorneys, consultants and experts reasonably acceptable to Lenders) and hold each Indemnified Party harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys’, consultants’ and experts’ fees and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party or the Property, and arising directly or indirectly from or out of: (A) the Release or Threat of Release of any Hazardous Substances on, in, under or affecting all or any portion of the Property or any Hazardous Substances migrating to any surrounding areas from the Property, regardless of whether or not caused by or within the control of Borrower or any Guarantor; (B) the existence of any Mold Condition on, in, under or affecting all or any portion of the Property, regardless of whether or not caused by or within the control of Borrower or any Guarantor; (C) the violation of any Environmental Laws relating to or affecting the Property, Borrower or any Guarantor, whether or not caused by or within the control of Borrower or any Guarantor; (D) the failure of Borrower or any Guarantor to comply fully with the terms and conditions of this Agreement or Sections 7.5 (b) and (c), 7.6(b), 7.10 and 8.6 of the Credit Agreement, as if such sections were specifically set forth herein; (E) the violation of any Environmental Laws in connection with other real property of Borrower or any Guarantor which gives or may give rise to any rights whatsoever in any party with respect to the Property by virtue of any Environmental Laws; or (F) the enforcement of this Agreement, including, without limitation, (i) the costs of assessment, containment and/or removal of any and all Hazardous Substances from all or any portion of the Property or any Hazardous Substances migrating to any surrounding areas from the Property, (ii) the costs of assessment, containment, abatement, remediation and/or removal of any Mold Condition from all or any portion of the Property pursuant to or in accordance with any Environmental Law, (iii) the costs of any actions taken in response to a Release or Threat of Release of any Hazardous Substances on, in, under or affecting all or any portion of the Property or any Hazardous Substances migrating to any surrounding areas from the Property to prevent or minimize such Release or Threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, (iv) the costs of any actions taken in response to any Mold Condition on, in, under or affecting all or any portion of the Property to prevent or minimize such Mold Condition so that it does not migrate or otherwise cause or threaten danger to present or future public, health, safety, welfare or the environment, and (v) costs incurred to comply with applicable Environmental Laws in connection with all or any portion of the Property or any Hazardous Substances migrating to surrounding areas from the Property; provided, however, nothing contained in this Paragraph 2 shall require Borrower or any Guarantor to indemnify, defend or hold any Indemnified Party harmless from any matter, cost or expense arising or resulting solely from such Indemnified Party’s own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction after the exhaustion of all applicable appeal periods. Nothing herein shall require Borrower or any Guarantor to indemnify, defend or hold any Indemnified Party harmless from any matter, cost or expense relating to a Release or Threat of Release of Hazardous Substances or violation of any Environmental Law or the existence of any Mold Condition first occurring after the Agent, Lenders or their nominee or any purchaser acquires title to the Equity Interests in the Guarantor which owns such Pool Property by the exercise of its foreclosure remedies or by deed or assignment in lieu of foreclosure. Nothing herein shall be construed for purposes of any Environmental Law as devolving control of the Property or imposing owner or operator status on Agent, any Lender, or any trustee acting on their behalf.
3.    Survival. Except as expressly provided in Paragraph 2, above, the indemnity set forth above in Paragraph 2 shall survive the repayment of the Loan and any exercise of any remedies under any Pledge, including without limitation, the power of sale, or any other remedy in the nature of foreclosure, and shall not merge with any deed or transfer or assignments given by Borrower or any Guarantor to Agent or Lenders in lieu of foreclosure or any deed or transfer or assignments under a power of sale.
4.    No Waiver. The liabilities of Borrower and Guarantors under this Agreement shall remain in full force and effect and shall in no way be limited or impaired by, and Borrower and each Guarantor hereby consent to and agree to be bound by, any amendment or modification of the provisions of the Loan Documents (but excluding amendments to this Agreement unless made in accordance with Paragraph 11 below) to or with Lenders or Agent by Borrower or Guarantors or any person who succeeds Borrower or any Guarantor as owner of the fee or leasehold interest in a Property. In addition, notwithstanding any terms of any of the Loan Documents to the contrary, the liability of Borrower and Guarantors under this Agreement shall remain in full force and effect and shall in no way be limited or impaired by: (i) any extensions of time for performance required by any of the Loan Documents; (ii) except as expressly provided in Paragraph 2 above, any sale, assignment or foreclosure of the Note or any Pledge, or any sale or transfer of all or part of the Property or any Equity Interest subject to a Pledge; (iii) any exculpatory provision in any of the Loan Documents limiting Lenders’ or Agent’s recourse to property encumbered by the Pledges or to any other security, or limiting Lenders’ or Agent’s rights to a deficiency judgment against any Guarantor or Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Borrower or any Guarantor under any of the Loan Documents; (v) the release of Borrower or any Guarantor or any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents by operation of law, Lenders’ or Agent’s voluntary act, or otherwise; (vi) the release or substitution, in whole or in part, of any security for the Note; (vii) Lenders’ or Agent’s failure to record any Loan Document or file any UCC-1 financing statements (or Lenders’ or Agent’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; (viii) any indemnification that might be provided by a tenant of the Property or any other Person; and, in any such case, whether with or without notice to Borrower or Guarantors and with or without consideration; (ix) Lenders’ or Agent’s omission or delay to exercise any right described in this Agreement or in connection with any notice (except for notices required of the Lenders or Agent pursuant to this Agreement), demand, warning or claim regarding violations of any Environmental Laws governing the Property; (x) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Guarantor or Borrower, or any affiliate of any Guarantor or Borrower, or any action taken with respect to this Agreement by any trustee or receiver or by any court in any such proceeding, whether or not Borrower or such Guarantor shall have had notice or knowledge of any of the foregoing; (xi) any acceptance of partial performance of any of the obligations of Borrower under the Loan Documents; or (xii) any bid or purchase at any sale of the collateral described in the Loan Documents or otherwise.
5.    Separate Obligations.
(a)    The certifications, representations, warranties, covenants and agreements of Borrower and Guarantors set forth in this Agreement (including, without limitation, the indemnity provided for in Paragraph 2 above) are separate and distinct obligations from Borrower’s and Guarantors’ obligations under the Loan Documents; and, notwithstanding anything to the contrary contained in any Loan Document, and even though the certifications, representations, warranties, covenants or agreements of Borrower and Guarantors contained herein may be identical or substantially similar to certifications, representations, warranties, covenants or agreements of Borrower and Guarantors set forth in the Loan Documents and secured thereby, the obligations of Borrower and Guarantors under this Agreement are not secured by the lien of the Pledges or the security interests or other collateral described in the Pledges or the other Loan Documents, it being the intent of Borrower and Guarantors to create separate obligations of Borrower and Guarantors hereunder which can be enforced against such Persons without regard to the existence of the Pledges or other Loan Documents or the liens or security interests created therein.
(b)    This Agreement shall be deemed to be continuing in nature and shall not be discharged or satisfied by repayment of the Obligations or by the exercise of any remedy by Agent under the Loan Documents, including foreclosure of any Pledge or other security documents, and shall, except as expressly provided in Paragraph 2 above, continue in effect after any transfer of the Property, including, without limitation, transfers pursuant to foreclosure proceedings (or in lieu of foreclosure) and subsequent transfers, even if, as a part of any such remedy, the Obligations are paid or satisfied in full.
(c)    Borrower and each Guarantor hereby specifically agrees that the fact that this Agreement is included in the definition of “Loan Documents”, and that, accordingly, a misrepresentation or default hereunder shall constitute a default under the Pledges and other Loan Documents, shall not be construed to imply that any statement or agreement set forth above in this Paragraph 5 is inaccurate or untrue in any respect whatsoever.
(d)    Borrower and each Guarantor hereby specifically agrees never to make any allegation contrary to the forgoing provisions of this Paragraph 5 and expressly waives and renounces any and all claims, defenses and other rights which are dependent upon an allegation or proposition contrary to the foregoing provisions of this Paragraph 5; and Borrower and each Guarantor hereby expressly waives and renounces the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing provisions of this Paragraph 5 or in conflict with or in derogation of the indemnity set forth in Paragraph 2 above.
6.    Waiver by Borrower and Guarantors. BORROWER AND EACH GUARANTOR WAIVES ANY RIGHT OR CLAIM OF RIGHT TO CAUSE A MARSHALLING OF BORROWER’S OR ANY GUARANTOR’S ASSETS OR TO CAUSE LENDERS OR AGENT TO PROCEED AGAINST ANY OF THE SECURITY FOR THE LOAN BEFORE PROCEEDING UNDER THIS AGREEMENT AGAINST BORROWER OR ANY GUARANTOR OR TO PROCEED AGAINST BORROWER OR GUARANTORS, OR ANY OF THEM, IN ANY PARTICULAR ORDER. BORROWER AND EACH GUARANTOR AGREES THAT ANY PAYMENTS REQUIRED TO BE MADE HEREUNDER SHALL BECOME DUE ON DEMAND. BORROWER AND EACH GUARANTOR EXPRESSLY WAIVES AND RELINQUISHES ALL RIGHTS AND REMEDIES (INCLUDING ANY RIGHTS OF SUBROGATION FOR SO LONG AS THE OBLIGATIONS ARE NOT INDEFEASIBLY PAID AND SATISFIED IN FULL AND THE LENDERS’ OBLIGATIONS TO EXTEND CREDIT UNDER THE CREDIT AGREEMENT HAVE NOT BEEN TERMINATED) ACCORDED BY APPLICABLE LAW TO BORROWER OR GUARANTOR THAT IT MAY HAVE AGAINST LENDERS OR AGENT. BORROWER AND EACH GUARANTOR COVENANTS AND AGREES THAT UPON THE COMMENCEMENT OF A VOLUNTARY OR INVOLUNTARY BANKRUPTCY PROCEEDING BY OR AGAINST BORROWER OR ANY GUARANTOR, NEITHER BORROWER NOR ANY GUARANTOR SHALL SEEK A SUPPLEMENTAL STAY OR OTHERWISE PURSUANT TO 11 U.S.C. §105 OR ANY OTHER PROVISION OF THE BANKRUPTCY REFORM ACT OF 1978, AS AMENDED, OR ANY OTHER DEBTOR RELIEF LAW (WHETHER STATUTORY, COMMON LAW, CASE LAW, OR OTHERWISE) OF ANY JURISDICTION WHATSOEVER, NOW OR HEREAFTER IN EFFECT, WHICH MAY BE OR BECOME APPLICABLE, TO STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT THE ABILITY OF LENDER TO ENFORCE ANY RIGHTS OF LENDER OR AGENT AGAINST BORROWER OR ANY GUARANTOR BY VIRTUE OF THIS AGREEMENT OR OTHERWISE.
7.    Delay. No delay on Lenders’ or Agent’s part in exercising any right, power or privilege under any of the Loan Documents shall operate as a waiver of any privilege, power or right hereunder.
8.    Releases. Any one or more of Borrower or Guarantors or any other party liable upon or in respect of this Agreement or the Loan may be released without affecting the liability of any party not so released.
9.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument so that the joint and several liability of each of the undersigned hereunder shall be unaffected by the failure of any of the undersigned to execute any or all of the said counterparts.
10.    Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement shall be given in the manner provided in the Credit Agreement if given to Borrower or Agent or as provided in the Guaranty if given to any Guarantor.
11.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.
12.    Effect. Except as herein provided, this Agreement shall be binding upon and shall inure to the benefit of each of the Borrower, each of the Guarantors and their respective successors, successors-in-title and assigns, and shall inure to the benefit of Lenders, Agent, the other Indemnified Parties, and their respective successors and assigns. Notwithstanding the foregoing, none of Borrower or Guarantors, without the prior written consent of Lenders in each instance, may assign, transfer or set over to another, in whole or in part, all or any part of their benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof.
13.    GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW IN ALL RESPECTS BE GOVERNED BY, AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. BORROWER AND EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I)TO THE RIGHT, IF ANY, TO TRIAL BY JURY, OR (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF NEW YORK OR VENUE IN ANY PARTICULAR FORUM (INCLUDING FEDERAL) WITHIN THE STATE OF NEW YORK. BORROWER AND EACH GUARANTOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT THE ADDRESSES SET FORTH IN THE CREDIT AGREEMENT OR TO GUARANTORS AT THE ADDRESS SET FORTH IN THE GUARANTY, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDERS OR AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST BORROWER OR ANY GUARANTOR PERSONALLY, AND AGAINST ANY PROPERTY OF BORROWER OR ANY GUARANTOR, WITHIN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF BORROWER, GUARANTORS, LENDERS AND AGENT HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY BORROWER AND THE GUARANTORS TO PERSONAL JURISDICTION WITHIN THE STATE OF NEW YORK.
14.    Amendment and Restatement. This Agreement amends, restates and supersedes in all respects that certain Second Amended and Restated Indemnity Agreement Regarding Hazardous Materials dated December 22, 2015 by Borrower and the Guarantors party thereto for the benefit of Agent, KeyBank and the other lending institutions from time to time party to the Existing Credit Agreement.

IN WITNESS WHEREOF, Borrower and Guarantors have caused this Agreement to be executed under seal as of the day and year first written above.
BORROWER:
CARTER VALIDUS OPERATING PARTNERSHIP II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner

By:	/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer and Treasurer
(SEAL)

REIT:
CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation
By:/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer and Treasurer
(SEAL)

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INITIAL SUBSIDIARY GUARANTORS:
HC-11250 FALLBROOK DRIVE, LLC,
HCII-5525 MARIE AVENUE, LLC,
HEALTH CARE II-110 CHARLOIS BOULEVARD, LLC,
HCII-150 YORK STREET, LLC,
HCII-1800 PARK PLACE AVENUE, LLC,
HCII-5100 INDIAN CREEK PARKWAY, LLC,
DCII-505 W. MERRILL STREET, LLC,
HCII-30 PINNACLE DRIVE, LLC,
HCII-110 EAST MEDICAL CENTER BLVD., LLC,
HCII-15 ENTERPRISE DRIVE, LLC,
HCII-68 CAVALIER BOULEVARD, LLC,
HCII-107 FIRST PARK DRIVE, LLC,
HCII-3590 LUCILLE DRIVE, LLC,
HCII-237 WILLIAM HOWARD TAFT ROAD, LLC,
HCII-2752 CENTURY BOULEVARD, LLC,
HCII-200 MEMORIAL DRIVE, LLC,
DCII-5400-5510 FELTL ROAD, LLC,
HCII-2001 HERMANN DRIVE, LLC,
HCII-1131 PAPILLION PARKWAY, LLC,
HCII-HERITAGE PARK, LLC,
HCII-HPI HEALTHCARE PORTFOLIO, LLC, and
HCII-750 12TH AVENUE, LLC,
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By:/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer and Treasurer
(SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]
DCII-700 AUSTIN AVENUE, LLC,
HCII HPI-3110 SW 89TH STREET, LLC,
HCII HPI-1616 S. KELLY AVENUE, LLC,
HCII HPI-3212 89TH STREET, LLC,
HCII HPI-300 NW 32ND STREET, LLC,
HCII HPI-3125 SW 89TH STREET, LLC,
HCII HPI-3115 SW 89TH STREET, LLC,
DCII-5225 EXCHANGE DRIVE, LLC,
DCII-3255 NEIL ARMSTRONG BOULEVARD, LLC,
DCII-200 CAMPUS DRIVE, LLC,
HCII-11200 NORTH PORTLAND AVENUE, LLC,
DCII-400 MINUTEMAN ROAD, LLC,
DCII-2601 W. BROADWAY ROAD, LLC,
C&Y PARTNERS, LLC,
DCII-1501 OPUS PLACE, LLC,
DCII-10309 WILSON BLVD., LLC,
HCII-2111 OGDEN AVENUE, LLC,
DCII-1400 CROSSBEAM DRIVE, LLC,
DCII-1400 KIFER ROAD, LLC,
DCII-8700 GOVERNORS HILL DRIVE, LLC,
HCII-9800 LEVIN ROAD NW, LLC,
HCII-4409 NW ANDERSON HILL ROAD, LLC,
DCII-2005 EAST TECHNOLOGY CIRCLE, LLC,
HCII-1015 S. WASHINGTON AVENUE, LLC,
DCPII-SAC-11085 SUN CENTER DRIVE, LLC,
DCPII-SAC-3065 GOLD CAMP DRIVE, LLC, and
DCII-4121 PERIMETER CENTER PLACE, LLC,
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By:/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer and Treasurer
(SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

HCII-30 PINNACLE DRIVE PA, LP, a Delaware limited partnership

By:	HCII-30 Pinnacle Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By:/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer and Treasurer
(SEAL)
HCII-2752 CENTURY BOULEVARD PA, LP, a Delaware limited partnership

By:	HCII-2752 Century Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By:/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer and Treasurer
(SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

HCII-110 CHARLOIS BOULEVARD, LP, a Delaware limited partnership

By:	Health Care II-110 Charlois Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By:/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer and Treasurer
(SEAL)

DCII-1400 CROSSBEAM DR., LP, a Delaware limited partnership

By:	DCII-1400 Crossbeam Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By:/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer and Treasurer
(SEAL)